UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2010

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

ExxonMobil held its Annual Meeting of Shareholders on May 26, 2010, at which the following matters were submitted to a vote.  Percentages are based on the total of the shares voted For and either Withheld or Against, as appropriate.

The shareholders elected each of the Board's eleven director nominees as set forth below:

Nominees	Votes Cast For	% For	Votes Withheld	Broker Non-Votes

Michael J. Boskin	2,865,275,414	97.7	66,524,290	857,977,487
Peter Brabeck-Letmathe	2,852,375,545	97.3	79,424,159	857,977,487
Larry R. Faulkner	2,891,416,710	98.6	40,382,994	857,977,487
Jay S. Fishman	2,885,723,516	98.4	46,076,188	857,977,487
Kenneth C. Frazier	2,779,733,557	94.8	152,066,147	857,977,487
William W. George	2,729,661,853	93.1	202,137,851	857,977,487
Marilyn Carlson Nelson	2,756,296,316	94.0	175,503,388	857,977,487
Samuel J. Palmisano	2,630,995,037	89.7	300,804,667	857,977,487
Steven S Reinemund	2,873,502,596	98.0	58,297,108	857,977,487
Rex W. Tillerson	2,838,767,804	96.8	93,031,900	857,977,487
Edward E. Whitacre, Jr.	2,622,411,691	89.4	309,388,013	857,977,487

The shareholders voted as set forth below on one management proposal:

Ratification of Independent Auditors:

Votes Cast For:	3,735,437,575	98.9%
Votes Cast Against:	39,949,480	1.1%
Abstentions:	14,390,136
Broker Non-Votes:	0

The shareholders voted as set forth below on 11 shareholder proposals:

Special Shareholder Meetings:

Votes Cast For:	1,067,522,568	36.8%
Votes Cast Against:	1,831,257,372	63.2%
Abstentions:	33,019,389
Broker Non-Votes:	857,977,862

Incorporate in North Dakota:

Votes Cast For:	86,094,075	3.0%
Votes Cast Against:	2,806,190,887	97.0%
Abstentions:	39,514,367
Broker Non-Votes:	857,977,862

Shareholder Advisory Vote on Executive Compensation:

Votes Cast For:	1,181,009,532	41.2%
Votes Cast Against:	1,686,207,763	58.8%
Abstentions:	64,550,507
Broker Non-Votes:	858,009,389

Amendment of EEO Policy:

Votes Cast For:	584,832,097	22.2%
Votes Cast Against:	2,051,843,941	77.8%
Abstentions:	295,067,734
Broker Non-Votes:	858,033,419

Policy on Water:

Votes Cast For:	161,359,282	6.7%
Votes Cast Against:	2,239,095,580	93.3%
Abstentions:	531,333,230
Broker Non-Votes:	857,989,099

Wetlands Restoration Policy:

Votes Cast For:	220,736,043	9.1%
Votes Cast Against:	2,211,784,381	90.9%
Abstentions:	499,215,551
Broker Non-Votes:	858,041,216

Report on Canadian Oil Sands:

Votes Cast For:	646,281,982	26.4%
Votes Cast Against:	1,799,557,429	73.6%
Abstentions:	485,959,818
Broker Non-Votes:	857,977,962

Report on Natural Gas Production:

Votes Cast For:	639,537,773	26.3%
Votes Cast Against:	1,794,990,825	73.7%
Abstentions:	497,220,074
Broker Non-Votes:	858,028,519

Report on Energy Technology:

Votes Cast For:	160,604,723	6.7%
Votes Cast Against:	2,236,202,200	93.3%
Abstentions:	534,989,806
Broker Non-Votes:	857,980,462

Greenhouse Gas Emissions Goals:

Votes Cast For:	669,088,811	27.2%
Votes Cast Against:	1,788,513,262	72.8%
Abstentions:	474,093,950
Broker Non-Votes:	858,081,168

Planning Assumptions:

Votes Cast For:	189,688,866	7.8%
Votes Cast Against:	2,234,991,289	92.2%
Abstentions:	507,114,174
Broker Non-Votes:	857,982,862

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: June 1, 2010

By:

/s/ Patrick T. Mulva

----------------------------------------------

Name:

Patrick T. Mulva

Title:

Vice President, Controller and

Principal Accounting Officer